Securities and Exchange Commission

                             Washington, D.C. 20549



                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):

                               September 12, 2000


                                eDiets.com, Inc.

             (Exact name of Registrant as specified in its charter)


                         Commission File Number 0-30559


               Delaware                                        65-0687110

    (State or other jurisdiction of                         (I.R.S. Employer
    incorporation or organization)                         Identification No.)



                           3467 W. Hillsboro Boulevard
                         Deerfield Beach, Florida 33342

                    (Address of Principal Executive Offices)



                                 (954) 360-9022

              (Registrant's Telephone number, including area code)

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                              Item 5. Other Events.

         The press release of the Registrant dated September 12, 2000, a copy of which is annexed hereto as Exhibit No. 99.1, is incorporated by reference herein.

                                Item 7. Exhibits.

         The following document is filed herewith:

         99.1 Press release of the Registrant dated September 12, 2000.

         SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

         Dated: September 21, 2000

         eDiets.com, Inc.

         By: /s/ Robert T. Hamilton
             -------------------------------------------------
             Robert T. Hamilton, Chief Financial Officer

                                       2
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                                 EXHIBIT INDEX

EXHIBIT
  NO.            DESCRIPTION
-------          -----------

 99.1            Press release of the Registrant dated September 12, 2000.